SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

COMPUTER TASK GROUP, INCORPORATED
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-9410 (Commission File Number)	16-0912632 (IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (716) 882-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 7.01. Regulation FD Disclosure

            On February 10, 2005, the Registrant issued the press release relating to 2004 fourth quarter conference call information that is attached hereto as Exhibit 99, and which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)            99 - Press Release, dated February 10, 2005 - CTG Announces 2004 Fourth Quarter Conference Call Information.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED
(Registrant)
Date: February 11, 2005	By:/s/ Peter P. Radetich
Name: Peter P. Radetich
Title: Vice President & Secretary